SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                December 25, 1999

                   ContiMortgage Home Equity Loan Trust 1999-3
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                                                16-6491815
                                                                16-6491818
        New York                      33-339505                 16-6491819
        --------                      ---------                 ----------
(State or Other Jurisdiction         (Commission              (I.R.S. Employer
     of Incorporation)               File Number)            Identification No.)


 c/o Manufacturers & Traders Trust
 One M&T Plaza
 Buffalo, New York
 Attn: Corporate Trust Department                                14240-2599
 --------------------------------                                ----------
 (Address of Principal)                                          (Zip Code)


        Registrant's telephone number, including area code (716) 842-5589


                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Note: Please see page 5 for Exhibit Index                                 Page 1

Item 5.  Other Events.

         On December 25, 1999 a scheduled distribution was made from the Trust to holders of the Class A, B and C Certificates. The information contained in the Trustee's Monthly Servicing Report for the month of November, 1999 dated December 25, 1999 attached hereto as Exhibit 19 is hereby incorporated by reference.

         In addition to the information included in the Trustee's Monthly Report, the gross servicing compensation paid to the Servicer for the month of November 1999 was $304,783.35

Item 7. Financial Statements, Pro Forma Financial Information and
        Exhibits.

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:

19. Trustee's Monthly Servicing Report for the month of November, 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 By:   CONTISECURITIES ASSET FUNDING CORP.,
                                       As Depositor


                                 By: /s/ Joy B. Tolbert
                                     -----------------------------------------
                                 Name:  Joy B. Tolbert
                                 Title: Vice President and Assistant Secretary

Dated: January 7, 2000

                                  EXHIBIT INDEX

Exhibit No.  Description

  19.        Trustee's Monthly Servicing Report for the Month of November 1999.